Chart Industries, Inc. Investor Update June 2019 Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Exhibit 99.1

Forward-Looking Statements Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding the proposed acquisition of Harsco’s Industrial Air-X-Changers Business, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition may not be satisfied or the regulatory approvals required for the acquisition may not be obtained on the terms expected, on the anticipated schedule, or at all; long-term financing may not be available on favorable terms, or at all; closing of the acquisition may not occur or be delayed; the Company may be unable to achieve the anticipated benefits of the acquisition (including with respect to synergies); revenues following the acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties under the caption "Risk Factors" in the prospectus related to this offering and in maintaining relationships with employees, customers, and suppliers) may be greater than expected; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement. This presentation contains non-GAAP financial information, including EBITDA. For additional information regarding the Company's use of non-GAAP financial information, as well as reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), please see slides titled "Non-GAAP Financial Measures" included in the appendix at the end of this presentation. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas.  The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related.  Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas.  For more information, visit: http://www.chartindustries.com.

Leading diversified global manufacturer of highly-engineered equipment, gas storage solutions and value-add services used in the industrial gas and energy industries Equipment and systems primarily used to cool gases, often to cryogenic liquid temperatures, and transport and store them Over 4,600 global employees across facilities in North America, Europe and Asia Global headquarters near Atlanta, Georgia Primary segments include: Energy and Chemicals (Cryogenics and FinFans) Enables its customers to liquefy and process natural gas, process petrochemicals, refine petroleum and generate power Distribution and Storage (East and West) Designs, manufactures, and services cryogenic solutions for the storage and delivery of cryogenic liquids used in industrial gas and LNG applications Business at a Glance HVAC, power and refining applications 6% Natural gas and LNG processing applications 40% Cryobiological storage 7% Bulk industrial gas applications 28% Packaged gas industrial applications 19% Breakdown by Segment (LTM 1Q19) Breakdown by End Market (LTM 1Q19) End Market Application (LTM 1Q19) Key Stats – LTM 1Q19 Revenue ~$1,130mm Backlog ~$734mm # of customers 2,000+ Chart at a Glance Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Industrial Gas54% Energy46% Note: figures exclude recently announced acquisition of Harsco’s Air-X-Changers business 1 EBITDA is a non-GAAP financial measure. See "Non-GAAP Financial Measures" in the appendix to this presentation for a description of the non-GAAP measure and a reconciliation to the most comparable GAAP measure EBITDA1 ~$136mm Net income ~$85mm

Energy and Chemicals Sales and Gross Profit Trends ($mm) Energy and Chemicals Sales and Gross Profit Trends ($mm) LTM 1Q19 End-Market Exposure Overview Supplies mission critical engineered equipment and systems used in the separation, liquefaction, and purification of hydrocarbon and industrial gases Applications for products include natural gas processing, petrochemical, LNG, and petroleum refining Offers services through the entire lifecycle of products to optimize performance and lifespan of equipment Cold boxes Brazed aluminum heat exchangers Select Products Air cooled heat exchangers Nitrogen rejection units (NRU) Energy & Chemicals Overview Note: figures exclude recently announced acquisition of Harsco’s Air-X-Changers business CAGR 53.9%

Energy and Chemicals Sales and Gross Profit Trends ($mm) Distribution & Storage Sales and Gross Profit Trends ($mm) LTM 1Q19 End-Market Exposure Overview Designs, manufactures, and services cryogenic solutions for the storage and delivery of cryogenic liquids used in industrial gas and LNG applications D&S East serves Europe, Middle East and Asia D&S West serves the Americas and includes cryobiological storage manufacturing and distribution operations in the US, Europe and Asia Conducts service and repair work including installation, maintenance and refurbishment Cryogenic storage systems are utilized to store and transport liquefied industrial gases and hydrocarbon gases West East West East Cryogenic bulk storage tanks Dry bulk transport trailers MVE automation series cryogenic freezer Select Products Distribution & Storage Overview CAGR 12.9% CAGR 10.5%

Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Chart’s Defined Growth Strategy Take Advantage of Favorable Market Trends Deliver Profitable Growth Through Strategic Initiatives Achieve Financial Targets Market Dynamics Chart Supply / demand for LNG needs in 2022-2023 and shift toward modular facilities Increasing regulatory environment Pollution and keen environmental awareness, in particular in emerging geographies Demand for industrial gases continues to outpace GDP Chart’s patented IPSMR® technology is key to modular, mid-scale Chart’s customer intimacy drives engineering solutions ahead of regulatory changes Global manufacturing footprint allows for cost and price effective solutions Strengthen core capabilities Innovation-driven systems High technology content Leading brands Invest in product innovation & expansion E&C SmartlayerTM D&S Hydrogen storage D&S Gas by RailTM Reduce costs through operational excellence 80 / 20 Sourcing Back Office Capture additional market share through M&A Strong strategic fit High degree of leveragability Proven growth / management 40+% Revenue Growth to $1.7B ~700bps Operating Margin Expansion to ~17% 21% of Sales from Aftermarket from 13% Building Blocks of Our Three Year Strategy

Staying Focused on Our Strategy Build upon our core competency of cryogenic engineering and product expertise in our industrial gas and energy applications Acquisition of Hudson Products Acquisition of Skaff Resegmentation and Leadership Changes Acquisition of VRV Sale of CAIRE Medical September 2017 January 2018 September 2018 November 2018 December 2018 May 8, 2019 Signed agreement to purchase Harsco’s Air-X-Changers Business Improve operating margin 400+ basis points before big LNG Deliver 5% - 7% organic growth through the cycle before big LNG Offer innovative solutions to our customers with full suite of products Add customers, geographies and products for cryogenic industrial gas and energy Reduce reliance on big LNG cycles Grow profitable parts, repair, service business Mid to high single digit revenue CAGRs across the cycle Accretive to gross, operating and EBITDA margins $20mm annual cost synergies expected to further expand margins Completes full ACHX product offering Accesses upstream and midstream applications Focused leadership to drive customer centric behavior Organic Approach Inorganic Approach Successful Acquisition History at Attractive Multiples with Realized Synergies Following each Acquisition Staying Focused on Our Strategy

Expanding Service & Repair Footprint Current Chart Service Locations D&S Canton Current Location and Regional VCT Vogel Exploration, Production & Pipeline Processing/ Liquefaction Treatment Transportation Storage Lifecycle Services Value Proposition/ Application Re- gasification Direct coverage in the northeast United States Further expansion of direct service opportunity in the southeast Reduced transportation costs Service capabilities in southern Germany with reach into Switzerland, Italy, Austria, etc. Further expansion opportunities in Europe

VRV Company Overview Energy & Petrochemicals Cryogenics Hydro-treating / hydrocracking Alkylation equipment Styrene PE / HDPE / LDPE Elastomer Ammonia Methanol Urea Polysilicon Bulk storage Engineered-to-order Vaporizers Trailers and transport ISO containers Microbulk LN2 Dewars LOX therapy equipment Cryo freezers Expand Chart’s Global Footprint Maximize Production Capabilities and Efficiency Innovation Through Technology Pursue New Organic and Inorganic Growth Opportunities VRV S.r.l. manufactures medium / high pressure and cryogenic equipment for the chemical, petrochemical and power industries Founded: 1956 Headquarters: Ornago, Italy Operates in two divisions: Energy & Petrochemical Division: product categories include refining, petrochemical, fertilizer, reaction and drying technology and polysilicon technology Cryogenic Division: product categories include industrial, healthcare, cryobiology, liquefied natural gas, research and special projects and services and maintenance Six manufacturing facilities in Italy, France and India and commercial offices in the Czech Republic, France, Germany, the UK, Saudi Arabia, India (Mumbai), Malaysia, Brazil and North America Business Description Product Overview Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Energy & Petrochemical Cryogenics

Chart’s Global Operations Europe D&S West D&S East D&S East Asia-Pacific Americas Corporate Headquarters Ball Ground, GA Sites shown are Chart’s operations including those of our recent acquisitions. Global satellite sales offices are not shown. E&C E&C Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Ferox – Decin, CR GOFA –Germany Flow – Germany VCT Vogel – Germany Germany (CryoBio) VRV – Italy VRV/Cryo Diffusion – France VRV – Italy IMB – Italy Hudson/Cofimco – Italy Changzhou, China Chengdu, China (CryoBio) VRV – India Australia (CryoBio) Ball Ground, GA New Prague, MN Fremont, CA McCarran, NV (Repairs) Houston, TX (Repairs) Skaff – Brentwood, NH (Repairs) Thermax – Dartmouth, MA New Iberia, LA Tulsa, OK La Crosse, WI The Woodlands, TX Hudson/Cofimco – Beasley, TX

Overview of Harsco's AXC Business

- Chart signed a definitive agreement on May 8, 2019 to acquire Harsco AXC
- Harsco AXC is a leading supplier of custom-engineered and manufactured air-cooled heat exchangers
- AXC's products are used in the natural gas, compression and processing industry
- Products are also used in: turbine lube oil cooling, landfill gas compression and liquids cooling
- Key drivers include investment in natural gas production and distribution and demand for natural gas and downstream refined and derivative products
- ~735 employees and headquartered in Tulsa, OK

	Upstream	Midstream	Downstream	Aftermarket
Revenue	▪ ~$95mm of 2018 Revenue 	▪ ~$85mm of 2018 Revenue 	▪ ~$10mm of 2018 Revenue 	▪ ~$20mm of 2018 Revenue 
Key Applications	▪ E&P gathering and compressor stations	▪ Midstream processing and transmission stations	▪ Refineries, LNG processing and natural gas power facilities	▪ Replacement bundles, parts and service
Key Products	 Model EH  Model F	 Model EH  Model Z	 Model H  Model Z	

Focused on Upstream and Midstream Across the Lower 48 States

Source: Harsco AXC Management

© 2019 Chart Industries, Inc. Confidential and Proprietary

11

Overview of AXC Deal Terms and Synergies Transaction Specifics $592mm purchase price Strong free cash flow generation Expected close July 1, 2019, subject to customary closing conditions Continued Balance Sheet Strength Transaction to be funded with proposed credit facilities and proceeds from follow-on equity offering Long-term leverage goal of <3x leverage1 Significant Cost Synergies Over $20mm of annual cost synergies expected within the first 12 months of ownership Facility consolidations Strategic manufacturing Sourcing Utilization of our Hudson fans in all ACHXs Focused leadership AXC Deal Economics & Synergies 1 Statements concerning the Company's goals should not be viewed as facts, and past performance is no guarantee of future results. There can be no guarantee that any particular goal will be achieved within the desired time frame or at all

E&C D&S Exploration, Production & Pipeline Processing/ Liquefaction Treatment Transportation Storage Lifecycle Services Value Proposition/ Application Re- gasification New with Air-X-Changers acquisition Engineered Tanks Engineered Tanks VJ Pipe Engineered Tanks VJ Pipe Trailers Shop Repair/Refub Rail Cars Standard Bulk Specialty Bulk ISO Containers Trailers Rail Cars ISO Containers Ambient Vaporizers Powered Vaporizers Ambient Vaporizers Powered Vaporizers VJ Pipe Orca Microbulk Standard Bulk Engineered Tanks Fueling Stations On-Vehicle Tanks Tender Cars N2 Dosing GeN2 CO2 Beverage Packaged Gas Cyl Dewars & Filling Systems Engineered Systems ACHX (Oil & Gas Offshore) ACHX (Oil Refining & PetroChem) NRUs ACHX (Oil Refining & PetroChem) ACHX Cold Boxes BAHX Installation & Startup Support & Training Process Optimization Installation & Startup Support & Training Process Optimization Cold Boxes BAHX IPMSR & Licensing ACHX (Power) Fans Stainless Freezers Stainless Steel Shippers Aluminum Shippers Lifescience Storage AI Storage Breech lock Shell & Tube HX Valves Valves Valves Valves Valves BAHX ACHX Upstream Gathering & Comp Reactors & Pressure Vessels Shell & Tube HX Shell & Tube HX ACHX Midstream Processing & Transmission Industrial Gas Energy Navy blue = 32.64.110 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Chart’s Comprehensive Gas-to-Liquid Solution Set

Navy blue = 32.64.110 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 How We Play Across the Gas-to-Liquid Production Cycle LNG Liquefaction 1 LNG Bunkering and Receiving Terminals 2 Air Cooled Heat Exchangers 3 4 Cryogenic Storage Vessels and Mobile Cryogenic Distribution LNG Vehicle Fuel Tanks and Fueling Systems 5 Cryo-Preservation 6 Oxygen and Nitrogen Generators 7 Beverage Systems 8 4 2 3 4 7 1 6 9 10 8 11 5 Brazed Aluminum Heat Exchangers 9 Overview of Chart’s Business Cold Boxes 10 Nitrogen Dosing Systems 11

Navy blue = 32.64.110 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Chart is Benefitting From Industry Tailwinds Natural Gas Tailwinds Drivers for Chart’s Expected Growth Source: US Energy Information Administration, ADI Analytics, McKinsey, management Economic growth of countries with insufficient energy resources, such as China and Japan Increased global focus on cleaner energy: In Europe, LNG displaces nuclear, coal power China’s targeted energy mix more dependent on natural gas Economic feasibility of LNG driven by investment across all segments of the value chain from production to regasification LNG’s continued growth as an alternative transport fuel for shipping, trains and trucks Growth in LNG trucks and buses are expected to grow at a 20+% CAGR per annum through 2030 ü Marine LNG is in early stages, but projected to grow from ~0 mtpa to 30 mtpa by 2035 via cruise and cargo ships Increasing demand for LNG storage tanks, particularly across Europe and Asia Increasing demand for space rocket fueling and cryotherapy applications ü ü ü

Navy blue = 32.64.110 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Where We Play in LNG *Source: Scotia Howard Weil Chart’s IPSMR®+ process provides as much as 8% increased efficiency over IPSMR® Requires approximately 25% less plot space than conventional pre-cooled liquefaction technologies IPSMR®+ has been evaluated by two international oil companies and determined it continues to be the most efficient

2019 Year to Date FERC Approvals Pre-filing Delta LNG Draft EIS Jordan Cove Final EIS Eagle Driftwood Port Arthur Texas LNG Plaquemines Annova LNG Rio Grande Gulf LNG Approval Order Calcasieu Pass Driftwood Port Arthur Freeport Project Location Developer Capacity FID Received Subtotal – FID received High Probability of FID Subtotal – High Probability of FID LNG Projects in the Market Information derived from public statements about proposed LNG projects. There can be no guarantee that any proposed project will advance into active development, that the development of such project will be completed or that the final capacity of such project will be as currently anticipated. Even if a proposed project advances into active development, there can be no guarantee that the development of such project will have any impact on the Company’s future orders, revenues or results of operations

Big LNG Order Opportunities: 2019[1]

Innovation. Experience. Performance.®

Number	Project	Chart Customer	Operator	Size	Chart Content	Expected Timing of Chart orders
1	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX	Booked
2	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	Booked
3	Driftwood	Bechtel	Tellurian	27 MTPA (Phase 1 16 MTPA)	IPSMR®, cold boxes, BAHX, ACHX	Q3 2019 for 1st phase
4	Magnolia	LNG Ltd	LNG Ltd	8.8 MTPA	Cold boxes, BAHX, core-in kettles	2H 2019–50% in backlog
5	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2H 2019–1H 2020
6	Pointe LNG	KBR	Pointe LNG	6 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2020
7	FL small scale LNG Expansion	EPC TBD	Confidential	250,000 gpd	C250N, Cold boxes, BAHX, ACHX	2H 2019
8	FL ssLNG	EPC TBD	Confidential	500,000 gpd	C500 IPSMR®, cold boxes, BAHX, ACHX, tanks	2H2019–1H 2020
9	SE Asia LNG (+expansion)	EPC TBD	Confidential	3 MTPA (+8MTPA expansion)	IPSMR®, cold boxes, BAHX, ACHX	2H 2019–1H 2020
10	Liquefaction and distribution project	Black & Veatch	Confidential	Confidential	BAHX, loadout systems, coolers and trailers	2H 2019

- Includes Hudson Products content where applicable
- Does not include full list of project opportunities
- Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon, among other things status of project and on the execution / delivery of definitive documentation with customers

[1] Statements concerning the anticipated performance of the Company should not be viewed as facts. The information contained in this table is based on our own internal assumptions. We believe that the sources of our assumptions are reliable, but cannot guarantee their accuracy or completeness

© 2019 Chart Industries, Inc. Confidential and Proprietary

18

Specialty Markets

Innovation. Experience. Performance.®

Overview

Food & Beverage

- Craft brewing, wineries
- Coffee
- Nitro-beverages
  - Nitrogenation is the process of infusing nitrogen gas from compressed cylinders into drinks
  - Reduced to no CO_2
  - Sweet taste without sugar
  - Visual cascading effect
  - Moving from kegs in shops to cans which uses dosers to have the same pressure in each can

Cannabis

- Use of CO_2 in grow houses
- Sub and super-critical CO_2 in extraction
- Nitrogen dosing for packaging
- CO_2 supply for extractor applications require pressures between 700 and 850 to the extractor. It is then pumped up to pressures from 1200-5000 psi for the extracting process
- Some extractors require gaseous CO_2 and some require liquid CO_2

Our Products

Food & Beverage

- Nitrogen dosing
- Supplying big food & beverage companies with dosers



Cannabis

- PM 1400 HXP (in mkt (2018))
- Trifecta (2H 2019 launch))
  - No pumps
  - Low maintenance
  - Bulk replaces high pressure bottles



Up to 24 Extractors are able to be supplied by a CO_2 Trifecta tied to our current CO_2 Bulk Tanks

19

© 2019 Chart Industries, Inc. Confidential and Proprietary

Specialty Markets (continued)

	Lasers	Hydrogen

Overview	▪ High purity nitrogen provides a superior edge, free of any impurities (versus oxygen)
	▪ Leads to cost savings for plant operators on secondary operations (edge is receptive to powder coat paint and welding)
	▪ Lasers are becoming larger and higher power which require higher nitrogen flow rates
	▪ Continued growth expected
	▪ Plant expectations of automation, 24/7 run-time and 100% nitrogen supply reliability
		▪ Four key uses
		  ▪ Standard industrial applications such as fuel cell powered zero emissions trucks
		  ▪ Liquefaction storage at H_2 production sites
		  ▪ H_2 vehicle fueling stations
		  ▪ H_2 mobile equipment for delivery and hauling
		▪ California opportunity driven by regulations

Our Products	▪ 400-500 psi bulk and Microbulk storage tanks
	▪ Trifectas
	▪ Vaporizers
	▪ Medium pressure bulk tanks
	▪ Trifecta ProX (recently launched)
	▪ Product development need
	  ▪ Multiple Trifecta systems
	  ▪ Larger systems
	  ▪ Backup methods
		▪ Liquefaction storage tanks
		▪ Q1 2019 first fuel station order with Air Liquide for California received
		
		Hydrogen
		Hydrogen

© 2019 Chart Industries, Inc. Confidential and Proprietary

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Acquisition Criteria: Strong level of strategic fit High degree of leveragability (specific and attainable synergies) Proven growth and profitability Reasonable price expectations Management bench strength Ownership that’s willing to assist in the transition M&A: A Way to Accelerate Growth Prioritize Key Market Opportunities: SERVICE & REPAIR BUILDOUT ACHX, FANS, TECHNOLOGY TEMPERATURE EXPANSION CRYOGENIC PUMPS / MARINE TECH EXPANSION

2019 Updated Guidance, with AXC Prior Full Year 2019 (Pre Harsco AXC) Sales $1.29B - $1.34B Inclusive of 2019 portion of Calcasieu Pass and Golar Gimi Adjusted EPS (1) $2.70 - $3.05 Assumes 22-23% full year tax rate Capital Expenditures $35M - $40M Full Year 2019 (Post Harsco AXC) Sales $1.41B - $1.46B Inclusive of 2019 portion of Calcasieu Pass, Golar Gimi and Bechtel ACHX Includes 6 months of Harsco AXC ownership Adjusted EPS (1) $2.85 - $3.20 Assumes 22-23% full year tax rate Includes 6 months of Harsco AXC ownership Capital Expenditures $35M - $40M Includes $3M from Harsco AXC Updated Guidance Includes: Harsco Air-X-Changer 2H 2019: Assumes July 1, 2019 close of the acquisition, subject to closing conditions $4M of revenue in 2019 associated with ACHX $30M order announced on April 18th earnings call but previously not included in guidance Adjusted EPS excludes: Restructuring and transaction related costs One-time financing costs One-time costs to achieve synergies Assumes additional interest expense on additional funding requirement (does not assume any further strategic financing under consideration) (1) Adjusted EPS is a non-GAAP measure, defined as earnings per share, as adjusted to exclude restructuring, transaction and integration-related costs, the dilution impact of convertible notes and certain other items and, with respect to the full year 2019 (post-close) figure, one-time financing costs and one-time costs to achieve synergies. With respect to the Company's outlook, the Company is not able to provide a reconciliation of adjusted EPS to earnings per share because certain items may have not yet occurred or are out of the Company's control and/or cannot be reasonably predicted.

2020 Outlook

CHART
Innovation. Experience. Performance.

Ref #	Description	Revenue ($M)	Adjusted EPS(1)
1	**2020 Base Outlook as of June 2018**	**$1,380 - $1,400**	**$3.60 - $3.70**
2	Calcasieu Pass, Gimi, ACHX for Bechtel	125	0.90 - 1.00
3	Additional restructuring completed		0.15 - 0.20
4	+VRV, - CAIRE, +/- Other	(45) – (25)	(0.15) – (0.13)
5	Harsco AXC net of additional interest expense(2)	270 – 275	$0.55 - 0.60
6	**2020 Updated Outlook(3)**	**$1,730 - $1,775**	**$5.05 - $5.35**
7	Driftwood 2020 Phase 1 portion (assumes NTP in 2019)	200 – 225	1.95 – 2.15
8	Cheniere Corpus Christi Stage 3 (assumes NTP in 2019)	60 – 85	0.60 – 0.75
9	One other project out of known pipeline (assumes 2019 order)	40 – 60	0.40 – 0.50
10	**2020 Outlook With Expected Additional 2019 Big LNG Orders(4)**	**$2,030 - $2,145**	**$8.00 - $8.75**

As described at June 7, 2018 Investor Day (rows 1)

Big LNG orders that are not yet booked (rows 7–10)

(1) See footnote 1 on slide 22. Tax affected adjustments are at 23%, and on 32.5 million weighted average shares outstanding. Excludes any potential future dilution impact associated with our convertible notes and related derivative securities.
(2) Assumes Harsco AXC acquisition closes on July 1, 2019. The acquisition is subject to customary closing conditions, including the expiration of the applicable waiting period under the HSR Act.
(3) Subject to timing of Venture Global Calcasieu Pass and Gimi schedules.
(4) Revenue and adjusted EPS associated in "2020 with expected additional 2019 Big LNG orders" has not been booked yet, but are expected to be booked in 2019.

© 2019 Chart Industries, Inc. Confidential and Proprietary

23

Chart Industries Financial Principles 1. Maximize Top Line Growth & Operating Income 2. Expand Operating Margin 3. Maintain Balance Sheet Strength & Flexibility 4. Deliver Disciplined Capital Allocation Strategy 5. Achieve Financial Targets Direct shareholder return (when / if appropriate) Organic growth initiatives M&A Deleverage Long-term leverage goal of 2x – 3x1 Capital allocated to position the company for growth Key Principles Deliver Disciplined Capital Allocation Strategy Focused on long-term shareholder value creation 1 Statements concerning the Company's goals should not be viewed as facts, and past performance is no guarantee of future results. There can be no guarantee that any particular goal will be achieved within the desired time frame or at all

Appendix

GAAP to Non-GAAP Reconciliation ($mm) 1Q18 2018 1Q19 LTM 3/31/19 Net income $6 $90 $1 $85 Less income from discontinued operations (2) (34) 0 (33) Net income from continuing operations 5 56 1 52 Provision for income taxes (benefit) 2 13 (2) 10 Interest expense (income), net 6 21 5 20 Other non-operating expense (income), net 2 2 0 (0) Operating income 15 92 5 82 Depreciation and amortization 13 51 16 54 EBITDA $28 $143 $21 $136 Note: Figures are rounded

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